EXHIBIT 10.18

CONTINUING UNCONDITIONAL GUARANTY


    WHEREAS, Amcon Distributing Company ("AMCON"), The Beverage Group, Inc. ("Beverage Group"), Hawaiian Natural Water Company, Inc. ("Hawaiian Natural"), Chamberlin Natural Foods, Inc. ("Chamberlin Natural") and Health Food Associates, Inc. ("Health Food") (AMCON, Beverage, Hawaiian, Chamberlin and Health Food are hereinafter referred to collectively as, the "Borrowers" and Beverage Group, Hawaiian Natural, Chamberlin Natural and Health Food are hereinafter referred to collectively as the "Subsidiary Borrowers") have entered into an Amended and Restated Loan and Security Agreement dated September 30, 2004, (as amended, amended and restated or otherwise modified from time to time, the "Loan Agreement") with LASALLE BANK NATIONAL ASSOCIATION, as agent ("Agent") for itself and the other lenders from time to time party thereto ("Lenders") and such Lenders, pursuant to which Agent and Lenders have made or may, in their sole discretion, from time to time hereafter, make loans and advances to or extend other financial accommodations to Borrowers;

    WHEREAS, the undersigned is desirous of having Agent and Lenders extend and/or continue the extension of credit to Borrowers and Agent and Lenders have required that Guarantor (as hereinafter defined) execute and deliver this Guaranty to Agent and Lenders as a condition to the extension and continuation of credit by Agent and Lenders; and

    WHEREAS, the extension and/or continued extension of credit, as aforesaid, by Agent and Lenders is necessary and desirable to the conduct and operation of the business of Borrowers and will inure to the personal and financial benefit of Guarantor;

    NOW, THEREFORE, for value received and in consideration of any loan, advance, or financial accommodation of any kind whatsoever heretofore, now or hereafter made, given or granted to Borrowers by Agent and Lenders (including, without limitation, the Loans as defined in, and made or to be made by Agent and Lenders to Borrowers pursuant to, the Loan Agreement), the undersigned, and each of them, if there be more than one, (collectively, the "Guarantor") unconditionally guaranties (i) the full and prompt payment when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, of all of the indebtedness, liabilities and obligations of every kind and nature of Borrowers to Agent and Lenders or any parent, affiliate or subsidiary of Agent and each Lender (the terms "Agent" and "Lenders" as used hereafter shall include such parents, affiliates and subsidiaries), howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, joint or several, now or hereafter existing, or due or to become due, and howsoever owned, held or acquired by Agent and Lenders, whether through discount, overdraft, purchase, direct loan or as collateral or otherwise, including without limitation all obligations and liabilities of Borrowers to Agent and Lenders under the Loan Agreement and (ii) the prompt, full and faithful discharge by Borrowers of each and every term, condition, agreement, representation and warranty now or hereafter made by Borrowers to Agent and Lenders (all such indebtedness, liabilities and obligations being hereinafter referred to as the "Borrowers' Liabilities"). Guarantor further agrees to pay all costs and expenses, including, without limitation, all court costs and reasonable attorneys' and paralegals' fees paid or incurred by Agent and Lenders in endeavoring to collect all or any part of Borrowers' Liabilities from, or in prosecuting any action against, Guarantor or any other guarantor of all or any part of Borrower's Liabilities. All amounts payable by Guarantor under this Guaranty shall be payable upon demand by Agent and Lenders.

   Notwithstanding any provision of this Guaranty to the contrary, it is intended that this Guaranty, and any liens and security interests granted by Guarantor to secure this Guaranty, not constitute a "Fraudulent Conveyance" (as defined below). Consequently, Guarantor agrees that if the Guaranty, or any liens or security interests securing this Guaranty, would, but for the application of this sentence, constitute a Fraudulent Conveyance, this Guaranty and each such lien and security interest shall be valid and enforceable only to the maximum extent that would not cause this Guaranty or such lien or security interest to constitute a Fraudulent Conveyance, and this Guaranty shall automatically be deemed to have been amended accordingly at all relevant times. For purposes hereof, "Fraudulent Conveyance" means a fraudulent conveyance under Section 548 of the "Bankruptcy Code" (as hereinafter defined) or a fraudulent conveyance or fraudulent transfer under the provisions of any applicable fraudulent conveyance or fraudulent transfer law or similar law of any state, nation or other governmental unit, as in effect from time to time.

   Guarantor hereby agrees that, except as hereinafter provided, its obligations under this Guaranty shall be unconditional, irrespective of (i) the validity or enforceability of Borrowers' Liabilities or any part thereof, or of any promissory note or other document evidencing all or any part of Borrowers' Liabilities, (ii) the absence of any attempt to collect Borrowers' Liabilities from Borrowers or any other guarantor or other action to enforce the same, (iii) the waiver or consent by Agent or any Lender with respect to any provision of any instrument evidencing Borrowers' Liabilities, or any part thereof, or any other agreement heretofore, now or hereafter executed by Borrowers and delivered to Agent or any Lender, (iv) failure by Agent or any Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for Borrowers' Liabilities, (v) the institution of any proceeding under Chapter 11 of Title 11 of the United States Code (11 U.S.C. Subsection 101 et seq.), as amended (the "Bankruptcy Code"), or any similar proceeding, by or against Borrowers, or Agent's and Lenders' election in any such proceeding of the application of
Section 1111(b)(2) of the Bankruptcy Code, (vi) any borrowing or grant of a security interest by Borrowers as debtor-in-possession, under Section 364 of the Bankruptcy Code, (vii) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of Agent's and Lenders' claim(s) for repayment of Borrowers' Liabilities, or (viii) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

   Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of receivership or bankruptcy of Borrowers, protest or notice with respect to Borrowers' Liabilities and all demands whatsoever, and covenants that this Guaranty will not be discharged, except by complete performance of the obligations and liabilities contained herein. Upon any default by Borrowers as provided in any instrument or document evidencing all or any part of Borrowers' Liabilities, including without limitation, an "Event of Default" under and as defined in the Loan Agreement, Agent may, at its sole election, proceed directly and at once, without notice, against Guarantor to collect and recover the full amount or any portion of Borrowers' Liabilities, without first proceeding against Borrowers, or any other person, firm, or corporation, or against any security or collateral for Borrowers' Liabilities.

   Agent and Lenders are hereby authorized, without notice or demand and without affecting the liability of Guarantor hereunder, to at any time and from time to time (i) renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, Borrowers' Liabilities or otherwise modify, amend or change the terms of any promissory note or other agreement, document or instrument now or hereafter executed by Borrowers and delivered to Agent or any Lender; (ii) accept partial payments on Borrowers' Liabilities; (iii) take and hold security or collateral for the payment of Borrowers' Liabilities guaranteed hereby, or for the payment of this Guaranty, or for the payment of any other guaranties of Borrowers' Liabilities or other liabilities of Borrowers, and exchange, enforce, waive and release any such security or collateral; (iv) apply such security or collateral and direct the order or manner of sale thereof as in its sole discretion it may determine; and (v) settle, release, compromise, collect or otherwise liquidate Borrowers' Liabilities and any security or collateral therefor in any manner, without affecting or impairing the obligations of Guarantor hereunder. Agent shall have the exclusive right to determine the time and manner of application of any payments or credits, whether received from Borrowers or any other source, and such determination shall be binding on Guarantor. All such payments and credits may be applied, reversed and reapplied, in whole or in part, to any of Borrowers' Liabilities as Agent shall determine in its sole discretion without affecting the validity or enforceability of this Guaranty.

   To secure the payment and performance of Guarantor's obligations and liabilities contained herein, Guarantor grants to Agent, for the benefit of Agent and Lenders, a security interest in all property of Guarantor delivered concurrently herewith or which is now, or at any time hereafter in transit to, or in the possession, custody or control of Agent or any Lender or any affiliate of Agent or any Lender, and all proceeds of all such property. Guarantor agrees that Agent shall have the rights and remedies of a secured party under the Uniform Commercial Code of Illinois, as now existing or hereafter amended, with respect to all of the aforesaid property, including without limitation thereof, the right to sell or otherwise dispose of any or all of such property and apply the proceeds of such sale to the payment of Borrowers' Liabilities. In addition, at any time after maturity of Borrowers' Liabilities by reason of acceleration or otherwise, Agent and Lenders may, in their sole discretion, without notice to Guarantor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of Borrowers' Liabilities
(i) any indebtedness due or to become due from Agent or any Lender to Guarantor, and (ii) any moneys, credits or other property belonging to Guarantor, at any time held by or coming into the possession of Agent or any Lender whether for deposit or otherwise.

   Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of Borrowers, and any and all endorsers and/or other guarantors of any instrument or document evidencing all or any part of Borrowers' Liabilities and of all other circumstances bearing upon the risk of nonpayment of Borrowers' Liabilities or any part thereof that diligent inquiry would reveal and Guarantor hereby agrees that Agent and Lenders shall have no duty to advise Guarantor of information known to Agent or any Lender regarding such condition or any such circumstances or to undertake any investigation not a part of its regular business routine. If Agent and/or any Lender, in its sole discretion, undertakes at any time or from time to time to provide any such information to any Guarantor, Agent and/or such Lender shall be under no obligation to update any such information or to provide any such information to Guarantor on any subsequent occasion.

   Guarantor consents and agrees that Agent and Lenders shall be under no obligation to marshal any assets in favor of Guarantor or against or in payment of any or all of Borrowers' Liabilities. Guarantor further agrees that, to the extent that Borrowers makes a payment or payments to Agent or any Lender, or Agent or any Lender receives any proceeds of collateral, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to Borrowers, its estate, trustee, receiver or any other party, including, without limitation, Guarantor, under any bankruptcy law, state or federal law, common law or equitable theory, then to the extent of such payment or repayment, Borrowers' Liabilities or the part thereof which has been paid, reduced or satisfied by such amount, and Guarantor's obligations hereunder with respect to such portion of Borrowers' Liabilities, shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

   Guarantor agrees that (i) any and all claims of Guarantor against Borrowers, any endorser or any other guarantor of all or any part of Borrowers' Liabilities, or against any of Borrowers' properties, whether arising by reason of any payment by Guarantor to Lender pursuant to the provisions hereof, or otherwise, shall be subordinate and subject in right of payment to the prior payment, in full, of all of Borrowers' Liabilities and
(ii) Guarantor shall not demand, sue for or seek to enforce against any Borrowers, any endorser or any other guarantor of all or any part of Borrowers' Liabilities, or against any of such Borrowers' properties, by setoff or otherwise, any claim of Guarantor against Borrowers, any such endorser or guarantor, or against any of such Borrowers' properties until such time as Agent has, in writing, notified Guarantor that all of Borrowers' Liabilities have been paid in full and discharged and that the Loan Agreement has been terminated. Without limitation of the foregoing, at such time as Agent has, in writing, notified Guarantor that all of Borrowers' Liabilities have been paid in full and discharged and that the Loan Agreement has been terminated, Guarantor may exercise all of his rights and remedies against Borrowers with respect to any outstanding claims, including any claims against Amcon for any fees due and owing pursuant to the terms of that certain Guaranty Fee, Reimbursement and Indemnification Agreement dated as of September 30, 2004 entered into by and between Amcon and Guarantor (as in effect as of the date hereof, the "Fee Agreement"). Notwithstanding anything to the contrary contained herein, (i) Guarantor may receive any fees from Amcon pursuant to the terms of the Fee Agreement solely to the extent permitted under the Loan Agreement and (ii) Guarantor may exercise his rights and remedies under that certain Stock Pledge Agreement entered into by and among Amcon, The Healthy Edge, Inc., ("HEI" and together with Amcon, collectively the "Pledgor") a Delaware corporation and a wholly owned subsidiary of Amcon dated as of September 30, 2004 (as in effect as of the date hereof, the "Pledge Agreement") and acquire the equity interests of Trinity Springs, Inc., an 85% owned subsidiary of Amcon ("Trinity"), Hawaiian Natural, a wholly owned subsidiary of Amcon, Chamberlin Natural, a wholly owned subsidiary of HEI and Health Food, a wholly owned subsidiary of HEI (each of Trinity, Hawaiian, Chamberlin and Health Food are referred to as the "Pledged Subsidiary") so long as (w) such Pledge Agreement is in form substantially identical to Rider B, (x) Guarantor shall have first paid to Agent the "Guaranteed Amount", as hereinafter defined, to the extent then due, and (y) all "Liabilities" under and as defined in the Loan Agreement of each Pledged Subsidiary shall have been paid in full and neither Agent nor any Lender shall have any commitment to lend or other obligations to each such Pledged Subsidiary (the conditions set forth at the foregoing clauses
(w), (x) and (y) are hereinafter referred to as the "Guarantor Conditions Precedent"), provided that so long as no Overadvance under and as defined in the Loan Agreement exists as to Amcon, Agent agrees to apply the amount paid by Guarantor to Agent hereunder as follows: first to the outstanding principal balance of Term Loan B until such Term Loan B is repaid in full and then to the outstanding principal balance of the Loans to each of the Beverage Group, Hawaiian Natural, Chamberlin Natural and Health Food, in such order as Agent shall determine in its sole discretion which payment shall result in a reduction of the "Subsidiary Sublimit", under and as defined in the Loan Agreement.

   Agent or any Lender may, without notice to anyone, sell or assign Borrowers' Liabilities or any part thereof, or grant participations therein, and in any such event each and every immediate or remote assignee or holder of, or participant in, all or any of Borrowers' Liabilities shall have the right to enforce this Guaranty, by suit or otherwise for the benefit of such assignee, holder, or participant, as fully as if herein by name specifically given such right, but Agent and Lenders shall have an unimpaired right, prior and superior to that of any such assignee, holder or participant, to enforce this Guaranty for the benefit of Agent and Lenders, as to any part of Borrowers' Liabilities retained by Agent and Lenders.

   This Guaranty shall be binding upon Guarantor and upon the successors (including without limitation, any receiver, trustee or debtor in possession of or for Guarantor) of Guarantor and shall inure to the benefit of Agent and Lenders and their successors and assigns. If there is more than one signatory hereto, all references to Guarantor herein shall include each and every Guarantor and each and every obligation of Guarantor hereunder shall be the joint and several obligation of each Guarantor. Each Guarantor that is a corporation, a limited liability company or a partnership hereby represents and warrants that it has all necessary corporate, limited liability or partnership authority, as the case may be, to execute and deliver this Guaranty and to perform its obligations hereunder.

   This Guaranty shall continue in full force and effect, and Agent and Lenders shall be entitled to make loans and advances and extend financial accommodations to Borrowers on the faith hereof until such time as Agent has, in writing, notified Guarantor that all of Borrowers' Liabilities have been paid in full and discharged and the Loan Agreement has been terminated or until Agent has actually received written notice from Guarantor of the discontinuance of this Guaranty, or written notice of the death, incompetency or dissolution of Guarantor. In case of any discontinuance by, or death, incompetency or dissolution of, Guarantor (collectively, a "Termination Event"), this Guaranty and the obligations of Guarantor and his or its heirs, legal representatives, successors or assigns, as the case may be, shall remain in full force and effect with respect to all of Borrowers' Liabilities incurred prior to the receipt by Agent of written notice of the Terminating Event. The occurrence of a Terminating Event with respect to one Guarantor shall not affect or impair the obligations of any other Guarantor hereunder.

   Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

   THIS GUARANTY SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

   Guarantor irrevocably agrees that, subject to Lender's sole and absolute election, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS GUARANTY SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE CITY OF CHICAGO, STATE OF ILLINOIS. GUARANTOR HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURTS LOCATED WITHIN SAID CITY AND STATE. Guarantor hereby irrevocably appoints and designates the Secretary of State of Illinois, whose address is Springfield, Illinois (or any other person having and maintaining a place of business in such state whom Guarantor may from time to time hereafter designate upon ten (10) days written notice to Agent and who Agent has agreed in its sole discretion in writing is satisfactory and who has executed an agreement in form and substance satisfactory to Agent agreeing to act as such attorney and agent), as Guarantor's true and lawful attorney and duly authorized agent for acceptance of service of legal process. Guarantor agrees that service of such process upon such person shall constitute personal service of such process upon Guarantor. GUARANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST GUARANTOR BY LENDER IN ACCORDANCE WITH THIS PARAGRAPH.

   GUARANTOR HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS GUARANTY.

   If there is attached to this Guaranty a Rider A - Special Provisions or a Rider B, such Riders are by this reference incorporated into and made a part of this Guaranty.


   IN WITNESS WHEREOF, this Guaranty has been duly executed by the undersigned as of this 30th day of September, 2004.



/s/ William Wright
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William Wright

Address:

PO Box 1010
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Del Mar, CA 92014
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ACKNOWLEDGMENT OF SIGNATURES

STATE OF CALIFORNIA          }
        ---------------------
COUNTY OF SAN DIEGO          } SS
         --------------------

    I, DEANNA FOVAL               , a Notary Public in and for the state and
       ---------------------------
county aforesaid, so hereby certify that before me this day personally
appeared WILLIAM WRIGHT         , known to me to be the same person(s) whose
         -----------------------
name(s) is (are) subscribed to the foregoing Agreement, and acknowledged to me that he (they) executed and delivered the foregoing Agreement at his (their) free and voluntary act, for the uses set forth therein.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 12TH
                                                                       ------
 day of NOVEMBER 2004.
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/S/ DEANNA FOVAL
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    Notary Public

                                  My Commissions Expires: OCTOBER 2, 2005
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RIDER A - SPECIAL PROVISIONS

       This Rider A - Special Provisions is attached to and made a part of that certain Continuing Unconditional Guaranty (the "Guaranty") of even date herewith executed by William Wright ("Guarantor") in favor of LaSalle Bank National Association, as agent ("Agent").

        1. Notwithstanding anything to the contrary contained in the Guaranty, (A) the liability of each Guarantor under the Guaranty shall not exceed the sum of (i) Ten Million and No/100 Dollars ($10,000,000.00) less the sum of (a) the amount of principal payments received by Agent with respect to Term Loan B under and as defined in the Loan Agreement, plus (b) the amount of any reduction in the Subsidiary Sublimit as a result of the sale of substantially all of the assets or equity interests of a Subsidiary Borrower, provided that (x) no Event of Default under the Loan Agreement is then in existence and (y) such sale is consented to by Agent (which consent shall not be unreasonably withheld), plus (c) the amount of any reduction in the Subsidiary Sublimit as a result of any equity raised or subordinated indebtedness incurred by Amcon or any Subsidiary Borrower and applied, in the case of Amcon, to the outstanding principal balance of Loans to the Subsidiary Borrowers in such order as determined by Agent in its sole discretion and in the case of equity raised or subordinated indebtedness incurred by a Subsidiary Borrower, to the outstanding principal balance of Loans to such Subsidiary Borrower, provided that (x) Agent has consented to the raising of equity and/or incurrence of subordinated indebtedness (which consent shall not be unreasonably withheld) and (y) no Event of Default under the Loan Agreement is then in existence, plus (ii) interest on such amount computed at the highest rate provided in the Loan Agreement plus (iii) all costs and expenses, including, without limitation, all court costs and reasonable attorneys' and paralegals' fees, paid or incurred by Agent and Lenders in endeavoring to collect all or any part of Borrowers' Liabilities from, or in prosecuting any action against, Guarantor of all or any part of Borrowers' Liabilities (all such amounts set forth in clauses (i), (ii) and (iii) are referred to as the "Guaranteed Amount") and (B) so long as no Event of Default under the Loan Agreement is then in existence, at such time as (i) all Liabilities of each Subsidiary Borrower shall have been repaid in full and neither Agent nor any Lender shall have any commitment to lend or other obligation to any Subsidiary Borrower and (ii) Term Loan B has been repaid in full, this Guaranty shall terminate and Guarantor shall be released from all liabilities hereunder.

Without limitation of anything contained herein, so long as no Event of Default under the Loan Agreement is then in existence, at such time as (i) all Liabilities of each Subsidiary Borrower shall have been repaid in full and neither Agent nor any Lender shall have any commitment to lend or other obligation to such Subsidiary Borrowers and (ii) Term Loan B has been repaid in full, then Agent shall, upon request, release its liens on the assets of such Subsidiary Borrowers.

Agent acknowledges that this Guaranty constitutes the sole Guaranty executed by Guarantor with respect to the Borrowers' Liabilities.

/s/ William Wright
---------------------------
William Wright

Address:
PO Box 1010
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Del Mar, CA 92014
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